SUPPLEMENT DATED OCTOBER 24, 2019 TO THE FOLLOWING

PROSPECTUSES, DATED MAY 1, 2019, AS AMENDED, FOR

NYLIAC CorpExec Accumulator Variable Universal Life (CEAVUL)	Corporate Executive Series Variable Universal Life (CorpExec VUL VI)

Corporate Executive Series Variable Universal Life (CorpExec VUL II-V)

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

This supplement amends the prospectuses (each a “Prospectus,” and together, the “Prospectuses”) for the New York Life variable universal life policies listed above that are issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses. The purpose of this supplement is to note a change to the name of the Alger SMid Cap Focus Portfolio—Class I-2.

Keeping this purpose in mind, please note the following:

Name Change of Alger SMid Cap Focus Portfolio—Class I-2

Effective October 31, 2019, the following change will occur:

Name Change: All references in the Prospectuses to Alger SMid Cap Focus Portfolio—Class I-2 will be deleted and replaced with Alger Weatherbie Specialized Growth Portfolio—Class I-2.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010